Exhibit 99

                      =====================================
                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-14
                      =====================================

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

                              [LOGO] UBS Investment
                                         Bank

                       PRELIMINARY BACKGROUND INFORMATION

              MASTR Adjustable Rate Mortgages Trust Series 2004-14

                                   DISCLAIMER

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC. MASTR Adjustable Rate Mortgages Trust, Series 2004-14
--------------------------------------------------------------------------------

                      =====================================
                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-14
                      =====================================

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

           Approximate
            Principal           Principal/                 WAL           Expected Ratings
 Class      Amount(1)          Interest Type         (Yrs) Call (10)         TBA/TBA
--------   ------------   -----------------------   ------------------   ----------------
1-A-1(2)   $218,783,000    Super Senior, Floater    Not Offered Hereby       AAA/Aaa
1-A-2(3)    $24,309,000   Senior Support, Floater          2.44              AAA/Aaa
2-A-1(4)   $162,120,000    Super Senior, Floater           2.39              AAA/Aaa
2-A-2(5)    $18,013,000   Senior Support, Floater          2.39              AAA/Aaa
 M1(6)      $26,643,000     Mezzanine, Floater      Not Offered Hereby        AA/Aa1
 M2(7)      $10,374,000     Mezzanine, Floater      Not Offered Hereby         A/A2
 B1(8)       $4,716,000     Subordinate/Floater     Not Offered Hereby      BBB+/Baa1
 B2(9)       $3,772,000     Subordinate/Floater     Not Offered Hereby      BBB-/Baa3

 Total     $468,730,000

(1)   Approximate, subject to adjustment as described in the Prospectus
      Supplement.

(2) The pass-through rate for the Class 1-A-1 certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 1 loans, as further described under "Net WAC Cap".

(3) The pass-through rate for the Class 1-A-2 certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 1 loans, as further described under "Net WAC Cap".

(4) The pass-through rate for the Class 2-A-1 certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 2 loans, as further described under "Net WAC Cap".

(5) The pass-through rate for the Class 2-A-2 certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the group 2 loans, as further described under "Net WAC Cap".

(6) The pass-through rate for the Class M-1 certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the aggregate loans, as further described under "Net WAC Cap".

(7) The pass-through rate for the Class M-2 Certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the aggregate loans, as further described under "Net WAC Cap".

(8) The pass-through rate for the Class B-1 certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the aggregate loans, as further described under "Net WAC Cap".

(9) The pass-through rate for the Class B-2 certificates for each distribution date will equal LIBOR plus []% (subject to increases to LIBOR plus []% after the first distribution date on which the optional termination may be exercised), in each case, subject to a maximum per annum rate equal to the weighted average of the net mortgage rates on the aggregate loans, as further described under "Net WAC Cap".

(10)  See "Pricing Prepayment Speed" below.

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

                      =====================================
                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-14
                      =====================================

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES

Pricing Prepayment Speed:           The Certificates will be priced at 30% CPR.

Payment Date:                       The 25th day of each month (or the next
                                    succeeding business day) commencing in
                                    December 2004.

Estimated Closing Date:             November 30, 2004

Investor Settlement Date:           November 30, 2004

Accrued Interest:                   The price to be paid by investors for the
                                    Certificates will have no accrued interest.

Interest Accrual Period:            The "Interest Accrual Period" for each
                                    Distribution Date with respect to the
                                    Floating Rate Certificates will be the
                                    period beginning with the 25th day of the prior month (or, in the case of the first
                                    Distribution Date, the Settlement Date) and ending on the 24th day of the current month
                                    (on an actual/360 day basis).

Pass-Through Rate:                  With respect to any Distribution Date, the
                                    Class 1-A-1, Class 1-A-2, Class 2-A-1, Class
                                    2-A-2, Class M-1, Class M-2, Class B-1 and
                                    Class B-2 Pass-Through Rates will be equal to the lesser of (A) One Month LIBOR plus the related certificate margin and (B) the related Net WAC Cap.

Current Interest:                   For any class of the Certificates and any
                                    distribution date, the amount of interest accruing at the applicable Pass-Through Rate on the related Class Principal Balance during the related Interest Accrual Period.

Basis Risk Shortfall:               The excess, if any, of the interest that any
                                    of the Class 1-A-1, Class 1-A-2, Class
                                    2-A-1, Class 2-A-2, Class M-1, Class M-2,
                                    Class B-1 and Class B-2 Certificates would have been entitled to receive on that distribution date had the Pass-Through Rate of such Class not been subject to the related Net WAC Cap.

Payment Delay:                      0 days

Issuer:                             MASTR Adjustable Rate Mortgages Trust Series
                                    2004-14

Depositor:                          Mortgage Asset Securitization Transactions,
                                    Inc. Master

Servicer:                           Wells Fargo Bank, National Association

Trustee:                            TBD

Transferor:                         UBS Real Estate Securities, Inc.

Servicer Advancing:                 The Servicers are required to make cash
                                    advances to cover delinquent payments of principal and interest to the extent deemed recoverable.

Optional Redemption:                The terms of the transaction allow for a
                                    clean-up call (the "Clean-up Call"), which may be exercised once the current aggregate principal balance of the Mortgage Loans is less than or equal to 5% of the initial aggregate principal balance of the Mortgage
                                    Loans.

Mortgage Loans:                     As of the Closing Date, it is anticipated
                                    that the aggregate principal balance of the Mortgage Loans will be approximately $ [].

Net WAC Cap:                        The Class 1-A-1 and Class 1-A-2 Certificates
                                    will be subject to a Net WAC Cap equal to the weighted average of the net mortgage rates on the Group 1 Mortgage Loans. The
                                    Class 2-A-1 and Class 2-A-2 Certificates will be subject to a Net WAC Cap equal to the weighted average of the net mortgage rates on the Group 2 Mortgage Loans. The
                                    Class M-1, Class M-2, Class B-1 and Class
                                    B-2 Certificates will be subject to a Net
                                    WAC Cap equal to the weighted average of the net mortgage rates on the Mortgage Loans.

Credit Enhancement:                 Credit enhancement for the Certificates will
                                    consist of (i) Excess Interest, (ii)
                                    Overcollateralization and (iii)
                                    Subordination provided to the more senior classes of Certificates by the more subordinate classes of Certificates.

Excess Interest:                    The interest collections from the Mortgage
                                    Loans less the sum of (i) the interest paid on the Certificates; and (ii) the aggregate of all fees and payments due by the Trust in respect of the Mortgage Loans.

Overcollateralization:              Any Excess Cashflow (as described below)
                                    that is applied as principal on the Offered
                                    Certificates will cause the principal
                                    balance of the Mortgage Loans to exceed the Class Principal Balance of the Certificates, resulting in Overcollateralization. The application of Excess Cashflow to pay principal on the Offered Certificates is required until the Overcollateralization reaches the Overcollateralization Target.
                                    Any realized losses on the Mortgage Loans will be applied first to Excess Cashflow and then to Overcollateralization. In the event that the Overcollateralization is so reduced, any Excess Cashflow will be directed to pay principal on the Certificates, until the
                                    Overcollateralization once again reaches the
                                    Overcollateralization Target.

Overcollateralization Target:       For any Distribution prior the Stepdown
                                    Date, the Overcollateralization Target will be equal to [0.60%]* of the Cut-off Date
                                    Balance (the "Overcollateralization
                                    Target"). On or after the Stepdown Date, the Overcollateralization Target will be equal to [1.20%]* of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor of [0.60%]* (the "O/C Floor") of the Cut-off Date Balance of the Mortgage Loans;
                                    provided, however, that if a Trigger Event
                                    (as described herein) is in effect on the related Distribution Date, the
                                    Overcollateralization Target will be equal to the Overcollateralization Target on the Distribution Date immediately preceding the
                                    Distribution Date on which such Trigger
                                    Event is in effect. Excess Cashflow:

                                    "Excess Cashflow" for any Distribution Date will be equal to the available funds remaining after interest and principal distributions as described under Clauses 1) and 2) of "Priority of Distributions."

Trigger Event:                      After the Stepdown Date, (i) the quotient
                                    (expressed as a percentage) of (x) the
                                    principal balance of the rolling three month average of Loans 60 days delinquent or more
                                    (including each Loan in foreclosure, each Loan for which the related borrower has filed for bankruptcy after the Closing Date and each Loan related to a REO Property) and
                                    (y) the principal balance of the Loans, as of the last day of the related Due Period, equals or exceeds [5.00%]* or (ii) the aggregate amount of Realized Losses with respect to the Loans incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the initial principal balance of the Loans as of the Cut-Off Date exceeds the applicable percentages described below with respect to such Distribution Date:

             Distribution Date Occurring In        Loss Percentage
             -----------------------------------   ---------------
             December 2007 through November 2008      [1.00%]*
             December 2008 through November 2009      [1.50%]*
             December 2009 through November 2010      [1.75%]*
             December 2010 and thereafter             [2.00%]*

Stepdown Date:                      The earlier to occur of:

                                    (i)   the Distribution Date on which the
                                          aggregate principal balance of the
                                          Senior Certificates is reduced to
                                          zero; and

                                    (ii)  the later to occur of:

                                          a.    the Distribution Date in
                                                December 2007.

                                          b.    the first Distribution Date on
                                                which the aggregate principal
                                                balance of the Senior
                                                Certificates after allocation of
                                                principal remittance amount is
                                                less than or equal to [79.50%]*
                                                of the aggregate principal
                                                balance of the Mortgage Loans
                                                for such Distribution Date.

Allocation of Losses:               Any realized losses on the Mortgage Loans
                                    not covered by Excess Cashflow or
                                    Overcollateralization will be allocated to each class of Certificates in the following order: to the Class B-2, Class B-1, Class
                                    M-2 and Class M-1 Certificates, in that
                                    order, in each case until the respective
                                    Class Principal Balance of such class of Certificates has been reduced to zero.
                                    Following the reduction of the Class
                                    Principal Balance of each Class of Mezzanine and Subordinate Certificates to zero, such realized losses will be allocated to the Senior Certificates as follows: (i) realized losses on Group 1 Mortgage Loans will be allocated to the Class 1-A-2 and Class 1-A-1
                                    Certificates, in that order in each case until the respective Class Principal Balance of such Class has been reduced to zero; and
                                    (ii) realized losses on Group 2 Mortgage
                                    Loans will be allocated to the Class 2-A-2 and Class 2-A-1 Certificates, in that order, in each case until the respective Class
                                    Principal Balance of such Class has been reduced to zero.

Priority of Distributions:          Available funds from the Mortgage Loans
                                    (which are net of any servicing, master
                                    servicing, trustee fees and private mortgage insurance premium fees) will be distributed in the following order of priority:

                                    1)    Interest funds from the related loan
                                          group (as further described in the
                                          prospectus supplement) sequentially to
                                          (i) first, to the Senior Certificates,
                                          pro-rata (including any unpaid
                                          interest amounts from prior
                                          distribution dates), and (ii) then,
                                          sequentially to the Class M-1, Class
                                          M-2, Class B-1 and Class B-2
                                          Certificates;

                                    2)    Principal funds, as follows: (i) to
                                          the Senior Certificates (in the manner
                                          and priority set forth under "Senior
                                          Certificates Principal Distributions"
                                          below), then (ii) sequentially, to the
                                          Class M-1, Class M-2, Class B-1 and
                                          Class B-2 Certificates, each as
                                          described more fully under "Principal
                                          Paydown" below;

                                    3)    Any remaining Excess Cashflow to pay
                                          sequentially (i) any unpaid realized
                                          loss amounts to the Senior
                                          Certificates, pro-rata, and then (ii)
                                          any unpaid interest and any unpaid
                                          realized loss amounts sequentially, to
                                          the Class M-1, Class M-2, Class B-1
                                          and Class B-2 Certificates;

                                    4)    Any remaining Excess Cashflow to pay
                                          Basis Risk Shortfalls,

                                    5)    Concurrently, (i) from interest rate
                                          cap payments from a related interest
                                          rate cap agreement, to the Class 1-A-1
                                          and Class 1-A-2 certificates, the
                                          amount of any remaining unpaid Basis
                                          Risk Shortfalls, and (ii) from
                                          interest rate cap payments from a
                                          related interest rate cap agreement,
                                          to the Class 2-A-1 and Class 2-A-2
                                          certificates, the amount of any
                                          remaining unpaid Basis Risk
                                          Shortfalls; and

                                    6)    To the Class X Certificates, any
                                          remaining amount.

                                    Proceeds from Excess Cashflow available to cover Basis Risk Shortfalls shall generally be distributed to the Senior Certificates on a pro rata basis, first based on the Class Principal Balances thereof and second based on any remaining unpaid Basis Risk Shortfalls, and then sequentially to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates in that order.

Principal Paydown:                  Prior to the Stepdown Date or if a Trigger
                                    Event is in effect on any Distribution Date, 100% of the available principal funds from the Mortgage Loans minus the
                                    Overcollateralization released amount will be paid to the Senior Certificates, provided, however, that if the Senior
                                    Certificates have been retired, such amounts will be applied sequentially, to the Class
                                    M-1, Class M-2, Class B-1 and the Class B-2
                                    Certificates.

                                    On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, all of the Senior, Mezzanine and Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, to the Senior Certificates (as described under "Senior Certificates Principal Distributions" below) such that the Senior Certificates in the aggregate will have [20.50%]* subordination,
                                    (ii) second, to the Class M-1 Certificates such that the Class M-1 Certificates will have [9.20%]* subordination, (iii) third, to the Class M-2 Certificates such that the Class M-2 Certificates will have [4.80%]* subordination, (iv) fourth, to the Class B-1 Certificates such that the Class B-1 Certificates will have [2.80%]* subordination and (v) fifth, to the Class B-2 Certificates such that the Class B-2 Certificates will have [1.20%]* subordination; each subject to the required Overcollateralization Target.

*Subject to change based on final approval by rating agencies.

Senior Certificates Principal
Distributions:                      Group 1 Principal Distribution:

                                    To the Class 1-A-1 and Class 1-A-2,
                                    pro-rata, until retired

                                    Group 2 Principal Distribution:

                                    To the Class 2-A-1 and Class 2-A-2,
                                    pro-rata, until retired.

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

                      =====================================
                      MASTR Adjustable Rate Mortgages Trust
                                 SERIES 2004-14
                      =====================================

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

                              Average Life Tables

       Settle   11/30/2004   LIBOR_1MO   2.087
First Payment   12/25/2004   LIBOR_6MO    2.45
                             LIBOR_1YR   2.758
                               CMT_1YR    2.32

Class 1A1 to Optional Call Date

                                 10% CPR   20% CPR   30% CPR   40% CPR   50% CPR
                                 -------   -------   -------   -------   -------
                           WAL      7.17      3.79      2.44      1.69      1.18
        Principal Window Begin         1         1         1         1         1
          Principal Window End       260       151        99        70        52

Class 1A2 to Optional Call Date

                                 10% CPR   20% CPR   30% CPR   40% CPR   50% CPR
                                 -------   -------   -------   -------   -------
                           WAL      7.17      3.79      2.44      1.69      1.18
        Principal Window Begin         1         1         1         1         1
          Principal Window End       260       151        99        70        52

Class 2A1 to Optional Call Date

                                 10% CPR   20% CPR   30% CPR   40% CPR   50% CPR
                                 -------   -------   -------   -------   -------
                           WAL      7.28      3.84      2.39      1.58      1.03
        Principal Window Begin         1         1         1         1         1
          Principal Window End       260       151        99        70        36

Class 2A2 to Optional Call Date

                                 10% CPR   20% CPR   30% CPR   40% CPR   50% CPR
                                 -------   -------   -------   -------   -------
                           WAL      7.28      3.84      2.39      1.58      1.03
        Principal Window Begin         1         1         1         1         1
          Principal Window End       260       151        99        70        36

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

                              [LOGO] UBS Investment
                                         Bank

                        Collateral Stratification Report

                                     GROUP 1

                                                            % of
                                   # of     Aggregate     Aggregate
Current Balance                    Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
$0.01 - $50,000.00                    35     $1,327,540        0.49    70    709
$50,000.01 - $100,000.00             248     19,872,962        7.41    78    720
$100,000.01 - $150,000.00            401     51,037,101       19.02    79    714
$150,000.01 - $200,000.00            289     50,720,879       18.91    79    708
$200,000.01 - $250,000.00            228     51,181,262       19.08    79    707
$250,000.01 - $300,000.00            194     53,124,124       19.80    78    708
$300,000.01 - $350,000.00             72     23,090,946        8.61    81    708
$350,000.01 - $400,000.00             19      7,104,072        2.65    79    719
$400,000.01 - $450,000.00             10      4,186,850        1.56    76    704
$450,000.01 - $500,000.00              9      4,358,125        1.62    74    723
$500,000.01 - $550,000.00              2      1,054,000        0.39    74    715
$550,000.01 - $600,000.00              1        588,750        0.22    75    739
$600,000.01 - $650,000.00              1        626,811        0.23    70    758
                                   -----   ------------   ---------   ---   ----
Total:                             1,509   $268,273,423      100.00    79    711
                                   -----   ------------   ---------   ---   ----
Minimum: $11,900.00
Maximum: $626,810.60
Average: $177,782.25

                                                            % of
                                   # of     Aggregate     Aggregate
Current Gross Rate                 Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
3.751% - 4.000%                       14     $2,863,966        1.07    68    732
4.001% - 4.250%                       37      7,491,482        2.79    78    714
4.251% - 4.500%                      124     22,628,584        8.43    77    713
4.501% - 4.750%                      141     25,175,433        9.38    79    715
4.751% - 5.000%                      142     22,349,898        8.33    78    727
5.001% - 5.250%                       44      8,603,133        3.21    75    696
5.251% - 5.500%                      209     39,801,948       14.84    78    709
5.501% - 5.750%                      155     26,997,299       10.06    79    710
5.751% - 6.000%                      233     43,996,221       16.40    79    708
6.001% - 6.250%                      173     28,112,815       10.48    80    715
6.251% - 6.500%                      135     23,472,471        8.75    81    699
6.501% - 6.750%                       52      8,780,755        3.27    81    711
6.751% - 7.000%                       29      4,193,210        1.56    83    709
7.001% - 7.250%                       15      2,663,100        0.99    85    685
7.251% - 7.500%                        5        823,514        0.31    83    687
8.251% - 8.500%                        1        319,591        0.12    80    625
                                   -----   ------------   ---------   ---   ----
Total:                             1,509   $268,273,423      100.00    79    711
                                   -----   ------------   ---------   ---   ----
Minimum: 3.875%
Maximum: 8.375%
Weighted Average: 5.547%

                                                            % of
                                   # of     Aggregate     Aggregate
Net Rate                           Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
3.251% - 3.500%                        6     $1,045,553        0.39    53    752
3.501% - 3.750%                       27      5,388,947        2.01    79    717
3.751% - 4.000%                       78     15,253,939        5.69    77    714
4.001% - 4.250%                      127     22,453,960        8.37    78    713
4.251% - 4.500%                      147     24,838,212        9.26    79    721
4.501% - 4.750%                       90     14,679,268        5.47    77    720
4.751% - 5.000%                       65     12,279,646        4.58    77    697
5.001% - 5.250%                      203     38,492,699       14.35    78    708
5.251% - 5.500%                      140     25,187,228        9.39    80    712
5.501% - 5.750%                      239     44,282,075       16.51    79    709
5.751% - 6.000%                      177     28,716,114       10.70    80    712
6.001% - 6.250%                      114     20,056,019        7.48    81    703
6.251% - 6.500%                       51      8,205,903        3.06    81    712
6.501% - 6.750%                       27      4,218,287        1.57    83    701
6.751% - 7.000%                       14      2,257,770        0.84    87    688
7.001% - 7.250%                        3        598,211        0.22    79    695
7.751% - 8.000%                        1        319,591        0.12    80    625
                                   -----   ------------   ---------   ---   ----
Total:                             1,509   $268,273,423      100.00    79    711
                                   -----   ------------   ---------   ---   ----
Minimum: 3.500%
Maximum: 8.000%
Weighted Average: 5.231%

                                                            % of
                                   # of     Aggregate     Aggregate
Index                              Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
LIBOR_1MO                             97    $18,325,096        6.83    79    723
LIBOR_1YR                            189     34,243,374       12.76    80    719
LIBOR_6MO                          1,223    215,704,952       80.40    79    708
                                   -----   ------------   ---------   ---   ----
Total:                             1,509   $268,273,423      100.00    79    711

                                                            % of
                                   # of     Aggregate     Aggregate
Months to Roll                     Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
1                                    103    $19,906,348        7.42    79    721
2                                      8      1,846,396        0.69    80    723
3                                     44      7,706,838        2.87    78    719
4                                    171     26,799,470        9.99    78    720
5                                     81     14,823,901        5.53    76    718
6                                     11      2,615,515        0.97    77    686
14                                     1        122,605        0.05    83    674
15                                     1        155,843        0.06    90    622
16                                     1        285,315        0.11    80    671
17                                     7      1,207,497        0.45    84    700
18                                     5      1,009,181        0.38    68    689
19                                    45      9,211,169        3.43    77    682
20                                   104     19,174,955        7.15    77    705
21                                     1         86,232        0.03    90    706
22                                     4        738,652        0.28    79    668
23                                    11      2,524,917        0.94    82    685
24                                    10      2,291,100        0.85    81    689
30                                     1        209,950        0.08    80    718
31                                    15      2,644,042        0.99    74    681
32                                    70     10,799,540        4.03    77    696
33                                     7      1,653,567        0.62    80    707
34                                    35      6,718,843        2.50    77    707
35                                   427     77,798,310       29.00    80    714
36                                    23      3,601,950        1.34    81    730
55                                     2        165,397        0.06    75    723
56                                     2        472,278        0.18    89    695
57                                     8      1,383,369        0.52    75    621
58                                    57      9,988,474        3.72    80    705
59                                   213     34,551,797       12.88    80    711
60                                    12      2,560,394        0.95    80    716
82                                     2        224,054        0.08    78    724
83                                    21      3,691,975        1.38    80    736
118                                    1        163,848        0.06    80    719
119                                    4      1,013,300        0.38    78    720
120                                    1        126,400        0.05    80    758
                                   -----   ------------   ---------   ---   ----
Total:                             1,509   $268,273,423      100.00    79    711
                                   -----   ------------   ---------   ---   ----
Average AS OF: 2004-11-01
Minimum: 1
Maximum: 120
Weighted Average: 30

                                                            % of
                                   # of     Aggregate     Aggregate
Gross Margin                       Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
<= 2.000%                              4     $1,239,953        0.46    71    743
2.001% - 2.250%                      230     41,388,637       15.43    81    706
2.251% - 2.500%                      142     25,524,933        9.51    76    710
2.501% - 2.750%                      783    136,910,865       51.03    79    714
2.751% - 3.000%                      215     34,541,075       12.88    78    714
3.001% - 3.250%                       62     14,040,643        5.23    79    695
3.251% - 3.500%                       36      6,552,010        2.44    79    712
3.501% - 3.750%                       15      3,036,621        1.13    80    678
3.751% - 4.000%                        5      1,145,300        0.43    80    712
4.001% - 4.250%                        9      2,051,180        0.76    81    685
4.251% - 4.500%                        2        717,000        0.27    77    678
4.501% - 4.750%                        2        327,750        0.12    75    746
4.751% - 5.000%                        4        797,454        0.30    84    723
                                   -----   ------------   ---------   ---   ----
Total:                             1,509   $268,273,423      100.00    79    711
                                   -----   ------------   ---------   ---   ----
Minimum: 1.000%
Maximum: 5.000%
Weighted Average: 2.736%

                                                            % of
                                   # of     Aggregate     Aggregate
First Rate Cap                     Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
0.000%                               339    $56,176,341       20.94    79    723
1.000%                                16      3,645,861        1.36    77    699
2.000%                               123     22,701,960        8.46    80    721
3.000%                               285     52,723,307       19.65    78    694
5.000%                               669    116,409,363       43.39    79    712
6.000%                                76     16,391,590        6.11    75    705
12.000%                                1        225,000        0.08    90    662
                                   -----   ------------   ---------   ---   ----
Total:                             1,509   $268,273,423      100.00    79    711
                                   -----   ------------   ---------   ---   ----
Minimum: 1.000%
Maximum: 12.000%
Weighted Average: 4.198%

                                                            % of
                                   # of     Aggregate     Aggregate
Periodic Rate Cap                  Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
0.000%                               336    $55,447,226       20.67    79    723
1.000%                               905    161,781,076       60.30    79    706
2.000%                               202     36,284,648       13.53    80    718
3.000%                                 1        319,591        0.12    80    625
6.000%                                65     14,440,881        5.38    75    705
                                   -----   ------------   ---------   ---   ----
Total:                             1,509   $268,273,423      100.00    79    711
                                   -----   ------------   ---------   ---   ----
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 1.513%

                                                            % of
                                   # of     Aggregate     Aggregate
Maximum Rate                       Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
9.251% - 9.500%                        1       $285,315        0.11    80    671
9.751% - 10.000%                       3        418,158        0.16    73    719
10.001% - 10.250%                      6      1,466,098        0.55    80    715
10.251% - 10.500%                     17      3,065,386        1.14    75    698
10.501% - 10.750%                     34      6,837,201        2.55    77    700
10.751% - 11.000%                    126     23,346,608        8.70    79    711
11.001% - 11.250%                    110     17,413,168        6.49    78    712
11.251% - 11.500%                    264     49,090,091       18.30    79    710
11.501% - 11.750%                    175     29,161,853       10.87    79    712
11.751% - 12.000%                    525     91,870,962       34.25    79    717
12.001% - 12.250%                    106     18,717,220        6.98    80    710
12.251% - 12.500%                     78     13,601,300        5.07    81    684
12.501% - 12.750%                     20      4,020,051        1.50    83    710
12.751% - 13.000%                      3        474,865        0.18    86    710
13.001% - 13.250%                      7      1,079,865        0.40    85    669
13.251% - 13.500%                      2        389,591        0.15    80    645
15.751% - 16.000%                      5        989,654        0.37    51    737
16.001% - 16.250%                      1        216,000        0.08    77    743
16.251% - 16.500%                      3        724,063        0.27    61    672
16.501% - 16.750%                      2        540,000        0.20    80    716
16.751% - 17.000%                      5      1,268,148        0.47    72    739
17.001% - 17.250%                      4        860,000        0.32    76    704
17.251% - 17.500%                      4      1,073,550        0.40    81    699
17.501% - 17.750%                      6        913,071        0.34    78    690
17.751% - 18.000%                      1        245,000        0.09    70    623
18.001% - 18.250%                      1        206,204        0.08    80    667
                                   -----   ------------   ---------   ---   ----
Total:                             1,509   $268,273,423      100.00    79    711
                                   -----   ------------   ---------   ---   ----
Minimum: 9.500%
Maximum: 18.250%
Weighted Average: 11.828%

                                                            % of
                                   # of     Aggregate     Aggregate
FICO Scores                        Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
Not Available 0                        1       $180,971        0.07    70      0
601 - 620                              1        178,000        0.07    90    619
621 - 640                             55     10,857,626        4.05    79    630
641 - 660                            115     21,404,252        7.98    78    651
661 - 680                            207     36,077,839       13.45    78    671
681 - 700                            272     47,722,098       17.79    79    691
701 - 720                            245     44,470,555       16.58    80    710
721 - 740                            205     38,418,404       14.32    79    731
741 - 760                            157     27,399,222       10.21    77    750
761 - 780                            147     24,541,163        9.15    79    770
781 - 800                             79     12,416,359        4.63    76    790
801 - 820                             24      4,378,932        1.63    79    806
821 - 840                              1        228,000        0.08    80    824
                                   -----   ------------   ---------   ---   ----
Total:                             1,509   $268,273,423      100.00    79    711
                                   -----   ------------   ---------   ---   ----
Minimum (not less than 400): 619
Maximum: 824
Weighted Average: 711

                                                            % of
                                   # of     Aggregate     Aggregate
Original Loan To Value Ratio       Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
<= 50.00%                             28     $4,455,660        1.66    40    718
50.01% - 55.00%                       14      1,916,937        0.71    52    730
55.01% - 60.00%                       12      1,994,449        0.74    58    719
60.01% - 65.00%                       33      6,552,388        2.44    63    704
65.01% - 70.00%                       92     16,203,875        6.04    69    695
70.01% - 75.00%                       93     17,337,386        6.46    74    702
75.01% - 80.00%                    1,030    181,514,735       67.66    80    715
80.01% - 85.00%                       34      6,879,676        2.56    84    699
85.01% - 90.00%                      131     23,345,966        8.70    90    695
90.01% - 95.00%                       40      7,721,250        2.88    95    713
95.01% - 100.00%                       2        351,100        0.13    98    698
                                   -----   ------------   ---------   ---   ----
Total:                             1,509   $268,273,423      100.00    79    711
                                   -----   ------------   ---------   ---   ----
Minimum: 17.86
Maximum: 100.00
Weighted Average: 78.71

                                                            % of
                                   # of     Aggregate     Aggregate
Combined Loan To Value Ratio       Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
<= 50.00%                             24     $4,258,215        1.59    40    717
50.01% - 55.00%                       13      1,893,937        0.71    52    729
55.01% - 60.00%                        9      1,705,087        0.64    58    721
60.01% - 65.00%                       27      5,806,988        2.16    63    703
65.01% - 70.00%                       53      9,520,207        3.55    68    684
70.01% - 75.00%                       75     14,595,257        5.44    74    703
75.01% - 80.00%                      394     75,246,184       28.05    79    709
80.01% - 85.00%                       51     10,589,099        3.95    82    696
85.01% - 90.00%                      393     70,935,523       26.44    82    708
90.01% - 95.00%                      273     41,116,823       15.33    82    721
95.01% - 100.00%                     197     32,606,102       12.15    80    722
                                   -----   ------------   ---------   ---   ----
Total:                             1,509   $268,273,423      100.00    79    711
                                   -----   ------------   ---------   ---   ----
Minimum: 17.86
Maximum: 100.00
Weighted Average: 85.23

                                                            % of
                                   # of     Aggregate     Aggregate
Amortization                       Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
Interest Only                      1,045   $184,879,579       68.91    79    716
Fully Amortizing                     464     83,393,843       31.09    79    699
                                   -----   ------------   ---------   ---   ----
Total:                             1,509   $268,273,423      100.00    79    711

                                                            % of
                                   # of     Aggregate     Aggregate
Top 5 States                       Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
California                           260    $65,599,523       24.45    76    711
Florida                              120     18,779,507        7.00    81    712
Arizona                              113     15,729,592        5.86    80    715
Illinois                              80     14,430,913        5.38    80    701
New York                              48     11,724,217        4.37    79    700
Other                                888    142,009,670       52.93    79    712
                                   -----   ------------   ---------   ---   ----
Total:                             1,509   $268,273,423      100.00    79    711

                                                            % of
                                   # of     Aggregate     Aggregate
Prepay Original Term               Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
0                                  1,023   $186,298,536       69.44    79    714
6                                      9      2,761,015        1.03    75    726
12                                     8      1,615,201        0.60    83    700
24                                   138     25,959,046        9.68    77    695
30                                     3        502,800        0.19    75    712
36                                   285     44,863,202       16.72    79    707
42                                     1        135,200        0.05    80    781
60                                    42      6,138,423        2.29    82    716
                                   -----   ------------   ---------   ---   ----
Total:                             1,509   $268,273,423      100.00    79    711

                                                            % of
                                   # of     Aggregate     Aggregate
Document Type                      Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
Alternate                             21     $3,747,413        1.40    84    731
Full                                 405     62,495,285       23.30    80    716
No Doc                               132     23,444,619        8.74    76    712
No Ratio                              83     15,563,647        5.80    79    682
Reduced                              713    132,628,413       49.44    78    713
Stated Doc                           154     30,254,651       11.28    78    700
Streamline                             1        139,394        0.05    62    729
                                   -----   ------------   ---------   ---   ----
Total:                             1,509   $268,273,423      100.00    79    711

                                                            % of
                                   # of     Aggregate     Aggregate
Loan Purpose                       Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
Construction to Perm                   4       $596,981        0.22    91    714
Purchase                             974    170,736,023       63.64    80    720
Cash Out Refinance                   310     61,631,946       22.97    75    693
Rate/Term Refinance                  221     35,308,473       13.16    77    698
                                   -----   ------------   ---------   ---   ----
Total:                             1,509   $268,273,423      100.00    79    711

                                                            % of
                                   # of     Aggregate     Aggregate
Owner Occupancy Status             Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
Investor                             735   $121,502,214       45.29    78    721
Primary                              719    137,574,069       51.28    79    703
Secondary                             55      9,197,140        3.43    81    697
                                   -----   ------------   ---------   ---   ----
Total:                             1,509   $268,273,423      100.00    79    711

                                                            % of
                                   # of     Aggregate     Aggregate
Property Type                      Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
Coop                                   4     $1,013,614        0.38    79    702
Condominium                          196     31,706,817       11.82    80    712
PUD                                  217     35,146,088       13.10    80    716
Single Family                        911    154,607,005       57.63    78    708
Two- to Four Family                  181     45,799,898       17.07    78    715
                                   -----   ------------   ---------   ---   ----
Total:                             1,509   $268,273,423      100.00    79    711

                                                            % of
                                   # of     Aggregate     Aggregate
Stated Remaining Term to Maturity  Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
179                                    1       $176,900        0.07    90    665
332                                    1        312,346        0.12    87    704
334                                    1        158,763        0.06    95    724
335                                    1        147,000        0.05    75    709
349                                    1        293,200        0.11    90    658
350                                    1        122,605        0.05    83    674
351                                    1        155,843        0.06    90    622
352                                    1        285,315        0.11    80    671
353                                    7      1,207,497        0.45    84    700
354                                    6      1,219,131        0.45    70    694
355                                   67     13,308,661        4.96    76    684
356                                  183     31,980,823       11.92    77    703
357                                   75     13,646,840        5.09    79    703
358                                  331     56,318,908       20.99    78    716
359                                  775    137,744,232       51.34    79    714
360                                   57     11,195,359        4.17    80    708
                                   -----   ------------   ---------   ---   ----
Total:                             1,509   $268,273,423      100.00    79    711
                                   -----   ------------   ---------   ---   ----
Minimum: 179
Maximum: 360
Weighted Average: 358

                                                            % of
                                   # of     Aggregate     Aggregate
Servicer                           Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
Downey                                20     $4,669,096        1.74    69    671
EverBank                               6      1,491,960        0.56    84    710
GMAC Mortgage                        561    100,323,239       37.40    79    713
Greenpoint                           508     87,854,211       32.75    80    714
National City Mortgage               179     31,699,414       11.82    80    720
Wells Fargo                          235     42,235,502       15.74    77    695
                                   -----   ------------   ---------   ---   ----
Total:                             1,509   $268,273,423      100.00    79    711

                                                            % of
                                   # of     Aggregate     Aggregate
Originator                         Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
Alliance Bancorp                       5     $1,210,498        0.45    73    699
American Home Mortgage                 1        122,605        0.05    83    674
Downey Savings                        20      4,669,096        1.74    69    671
EverBank                               6      1,491,960        0.56    84    710
First Saving                           9      1,842,920        0.69    76    686
Flagstrat                              3        764,309        0.28    90    691
Greenpoint Mortgage Corporation      842    142,876,188       53.26    79    718
Homestar                               1        114,000        0.04    75    715
Loan Center Of California Inc          7      1,404,475        0.52    80    693
Market Street                         60      9,811,192        3.66    84    703
Mortgage IT                            1        311,250        0.12    75    701
Mortgage Store                         3        674,849        0.25    85    732
Nat City Mortgage                    179     31,699,414       11.82    80    720
Provident Bank                         1        285,315        0.11    80    671
UBS Conduit                          136     28,759,849       10.72    77    701
Wells Fargo Home Mortgage, Inc.      235     42,235,502       15.74    77    695
                                   -----   ------------   ---------   ---   ----
Total:                             1,509   $268,273,423      100.00    79    711

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                              [LOGO] UBS Investment
                                         Bank

                        Collateral Stratification Report

                               GROUP 2 COLLATERAL

                                                            % of
                                   # of     Aggregate     Aggregate
Current Balance                    Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
$150,000.01 - $200,000.00              1       $166,349        0.08    90    812
$200,000.01 - $250,000.00              2        448,590        0.22    48    706
$250,000.01 - $300,000.00             25      7,106,081        3.44    77    705
$300,000.01 - $350,000.00             70     22,929,430       11.11    77    715
$350,000.01 - $400,000.00            100     37,477,329       18.17    81    696
$400,000.01 - $450,000.00             44     18,640,049        9.04    79    705
$450,000.01 - $500,000.00             51     24,411,357       11.83    78    705
$500,000.01 - $550,000.00             35     18,416,560        8.93    79    705
$550,000.01 - $600,000.00             27     15,707,663        7.61    78    713
$600,000.01 - $650,000.00             31     19,454,523        9.43    79    700
$650,000.01 - $700,000.00              5      3,408,500        1.65    74    692
$700,000.01 - $750,000.00             14     10,207,217        4.95    76    682
$750,000.01 - $800,000.00              5      3,968,000        1.92    72    714
$850,000.01 - $900,000.00              4      3,513,000        1.70    67    686
$900,000.01 - $950,000.00              2      1,860,477        0.90    77    707
$950,000.01 - $1,000,000.00            4      3,957,511        1.92    64    689
$1,100,000.01 - $1,150,000.00          1      1,116,500        0.54    70    706
$1,150,000.01 - $1,200,000.00          3      3,542,500        1.72    75    723
$1,250,000.01 - $1,300,000.00          2      2,555,464        1.24    63    768
$1,300,000.01 - $1,350,000.00          1      1,302,000        0.63    70    717
$1,350,000.01 - $1,400,000.00          1      1,387,500        0.67    69    764
$1,450,000.01 - $1,500,000.00          2      2,991,750        1.45    72    721
$1,700,000.01 - $1,750,000.00          1      1,737,794        0.84    64    744
                                   -----   ------------   ---------   ---   ----
Total:                               431   $206,306,144      100.00    77    705
                                   -----   ------------   ---------   ---   ----
Minimum: $166,349.31
Maximum: $1,737,793.75
Average: $478,668.55

                                                            % of
                                   # of     Aggregate     Aggregate
Current Gross Rate                 Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
3.001% - 3.250%                        1       $475,000        0.23    66    763
3.751% - 4.000%                        2      1,162,800        0.56    76    731
4.001% - 4.250%                       13      6,385,500        3.10    79    712
4.251% - 4.500%                       35     14,950,900        7.25    80    726
4.501% - 4.750%                       23     11,243,540        5.45    78    707
4.751% - 5.000%                       47     23,223,500       11.26    77    715
5.001% - 5.250%                        9      4,191,918        2.03    79    691
5.251% - 5.500%                       56     28,172,971       13.66    76    689
5.501% - 5.750%                       49     23,824,510       11.55    75    701
5.751% - 6.000%                       70     30,917,545       14.99    77    707
6.001% - 6.250%                       59     28,058,921       13.60    77    703
6.251% - 6.500%                       43     19,853,900        9.62    79    701
6.501% - 6.750%                       15      8,459,227        4.10    79    703
6.751% - 7.000%                        6      3,862,985        1.87    79    709
7.001% - 7.250%                        1        495,000        0.24    90    683
7.501% - 7.750%                        1        377,926        0.18    85    697
7.751% - 8.000%                        1        650,000        0.32    68    679
                                   -----   ------------   ---------   ---   ----
Total:                               431   $206,306,144      100.00    77    705
                                   -----   ------------   ---------   ---   ----
Minimum: 3.250%
Maximum: 8.000%
Weighted Average: 5.613%

                                                            % of
                                   # of     Aggregate     Aggregate
Net Rate                           Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
2.751% - 3.000%                        2     $1,081,003        0.52    79    701
3.501% - 3.750%                       16      8,264,150        4.01    82    710
3.751% - 4.000%                       14      5,518,100        2.67    80    705
4.001% - 4.250%                       40     18,487,540        8.96    79    722
4.251% - 4.500%                       23     11,607,205        5.63    77    702
4.501% - 4.750%                       34     16,579,141        8.04    77    721
4.751% - 5.000%                        8      3,787,834        1.84    71    696
5.001% - 5.250%                       53     27,205,725       13.19    75    692
5.251% - 5.500%                       52     24,659,235       11.95    74    698
5.501% - 5.750%                       69     31,220,517       15.13    78    710
5.751% - 6.000%                       55     25,272,656       12.25    79    704
6.001% - 6.250%                       42     19,173,021        9.29    78    700
6.251% - 6.500%                       17     10,625,834        5.15    78    707
6.501% - 6.750%                        3      1,301,258        0.63    84    684
6.751% - 7.000%                        1        495,000        0.24    90    683
7.001% - 7.250%                        1        377,926        0.18    85    697
7.501% - 7.750%                        1        650,000        0.32    68    679
                                   -----   ------------   ---------   ---   ----
Total:                               431   $206,306,144      100.00    77    705
                                   -----   ------------   ---------   ---   ----
Minimum: 2.875%
Maximum: 7.625%
Weighted Average: 5.278%

                                                            % of
                                   # of     Aggregate     Aggregate
Index                              Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
CMT_1YR                                1       $400,465        0.19    80    765
LIBOR_1MO                             42     19,191,340        9.30    78    722
LIBOR_1YR                             66     29,509,798       14.30    76    701
LIBOR_6MO                            322    157,204,543       76.20    77    703
                                   -----   ------------   ---------   ---   ----
Total:                               431   $206,306,144      100.00    77    705

                                                            % of
                                   # of     Aggregate     Aggregate
Months to Roll                     Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
1                                     43    $19,666,340        9.53    78    723
2                                      7      3,935,849        1.91    83    674
3                                      9      4,700,253        2.28    83    678
4                                     59     31,483,590       15.26    77    712
5                                     44     22,680,581       10.99    76    703
6                                      7      4,378,765        2.12    75    679
23                                     3      2,581,964        1.25    68    750
24                                     5      2,067,500        1.00    79    664
31                                     1        400,465        0.19    80    765
32                                     1        367,650        0.18    95    705
33                                     5      2,293,715        1.11    75    686
34                                    12      4,809,091        2.33    78    657
35                                   150     67,814,055       32.87    78    704
36                                    15      7,877,600        3.82    71    681
55                                     1        479,840        0.23    80    706
56                                     2        928,707        0.45    80    694
57                                     3      1,476,169        0.72    79    714
58                                     9      3,631,110        1.76    73    713
59                                    41     17,382,359        8.43    79    707
60                                     3      1,591,200        0.77    78    717
80                                     2      1,960,727        0.95    74    754
81                                     1        166,349        0.08    90    812
82                                     2        699,900        0.34    80    711
83                                     3      1,413,508        0.69    78    665
118                                    1        599,856        0.29    76    780
119                                    2        919,000        0.45    77    781
                                   -----   ------------   ---------   ---   ----
Total:                               431   $206,306,144      100.00    77    705
                                   -----   ------------   ---------   ---   ----
Average AS OF: 2004-11-01
Minimum: 1
Maximum: 119
Weighted Average: 26

                                                            % of
                                   # of     Aggregate     Aggregate
Gross Margin                       Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
<= 2.000%                              3     $1,735,106        0.84    78    746
2.001% - 2.250%                       81     35,220,318       17.07    77    706
2.251% - 2.500%                       30     13,950,350        6.76    80    724
2.501% - 2.750%                      188     84,502,726       40.96    78    704
2.751% - 3.000%                       62     29,864,987       14.48    78    717
3.001% - 3.250%                        9      5,977,334        2.90    76    687
3.251% - 3.500%                       25     13,441,308        6.52    76    685
3.501% - 3.750%                        6      2,515,918        1.22    78    690
3.751% - 4.000%                       11      7,069,763        3.43    73    691
4.001% - 4.250%                        8      6,240,965        3.03    77    692
4.251% - 4.500%                        3      1,736,868        0.84    87    668
4.501% - 4.750%                        5      4,050,500        1.96    73    703
                                   -----   ------------   ---------   ---   ----
Total:                               431   $206,306,144      100.00    77    705
                                   -----   ------------   ---------   ---   ----
Minimum: 1.875%
Maximum: 4.750%
Weighted Average: 2.880%

                                                            % of
                                   # of     Aggregate     Aggregate
First Rate Cap                     Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
                                       1     $1,298,737        0.63    57    765
N/A                                    1        969,011        0.47    54    633
0.000%                               111     51,399,337       24.91    79    718
1.000%                                 4      2,043,000        0.99    75    713
2.000%                                46     19,687,561        9.54    77    693
3.000%                                19     10,213,414        4.95    74    690
5.000%                               191     85,527,804       41.46    78    707
5.750%                                 3      2,615,500        1.27    74    713
5.975%                                 1        606,003        0.29    90    652
6.000%                                53     31,225,779       15.14    76    689
6.875%                                 1        720,000        0.35    80    722
                                   -----   ------------   ---------   ---   ----
Total:                               431   $206,306,144      100.00    77    705
                                   -----   ------------   ---------   ---   ----
Minimum: 1.000%
Maximum: 6.875%
Weighted Average: 4.543%

                                                            % of
                                   # of     Aggregate     Aggregate
Periodic Rate Cap                  Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
0.000%                               106    $49,007,337       23.75    79    720
1.000%                               197     90,890,264       44.06    77    704
2.000%                                69     30,882,502       14.97    76    705
5.000%                                 1        396,000        0.19    80    649
5.750%                                 1        708,000        0.34    80    657
6.000%                                57     34,422,041       16.68    76    688
                                   -----   ------------   ---------   ---   ----
Total:                               431   $206,306,144      100.00    77    705
                                   -----   ------------   ---------   ---   ----
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 2.322%

                                                            % of
                                   # of     Aggregate     Aggregate
Maximum Rate                       Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
9.001% - 9.250%                        1       $475,000        0.23    66    763
10.251% - 10.500%                      2        689,700        0.33    76    726
10.751% - 11.000%                     19      8,259,565        4.00    77    709
11.001% - 11.250%                     20      8,193,564        3.97    78    712
11.251% - 11.500%                     59     27,014,259       13.09    76    696
11.501% - 11.750%                     47     21,216,442       10.28    76    710
11.751% - 12.000%                    183     90,020,854       43.63    78    713
12.001% - 12.250%                     28     12,862,986        6.23    78    707
12.251% - 12.500%                     25     11,964,700        5.80    78    697
12.501% - 12.750%                     10      5,023,356        2.43    82    682
12.751% - 13.000%                      3      2,469,877        1.20    80    732
13.001% - 13.250%                      1        495,000        0.24    90    683
13.751% - 14.000%                      1        650,000        0.32    68    679
16.001% - 16.250%                      1        750,000        0.36    78    636
16.251% - 16.500%                      2      1,393,000        0.68    75    706
16.501% - 16.750%                      1        643,181        0.31    62    635
16.751% - 17.000%                      4      1,870,103        0.91    82    673
17.001% - 17.250%                      3      1,356,369        0.66    77    665
17.251% - 17.500%                      5      1,981,200        0.96    77    667
17.501% - 17.750%                      5      3,285,048        1.59    71    674
17.751% - 18.000%                      3      1,435,470        0.70    80    670
18.001% - 18.250%                      8      4,256,472        2.06    79    677
                                   -----   ------------   ---------   ---   ----
Total:                               431   $206,306,144      100.00    77    705
                                   -----   ------------   ---------   ---   ----
Minimum: 9.250%
Maximum: 18.250%
Weighted Average: 12.326%

                                                            % of
                                   # of     Aggregate     Aggregate
FICO Scores                        Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
Not Available 0                        1       $398,563        0.19    80      0
621 - 640                             13      6,773,529        3.28    72    634
641 - 660                             47     23,107,972       11.20    77    652
661 - 680                             61     28,598,966       13.86    76    671
681 - 700                             86     39,916,304       19.35    79    690
701 - 720                             67     31,900,661       15.46    79    711
721 - 740                             59     28,292,338       13.71    77    728
741 - 760                             49     23,102,294       11.20    76    749
761 - 780                             29     15,719,427        7.62    74    769
781 - 800                             18      8,329,742        4.04    79    786
801 - 820                              1        166,349        0.08    90    812
                                   -----   ------------   ---------   ---   ----
Total:                               431   $206,306,144      100.00    77    705
                                   -----   ------------   ---------   ---   ----
Minimum (not less than 400): 629
Maximum: 812
Weighted Average: 706

                                                            % of
                                   # of     Aggregate     Aggregate
Original Loan To Value Ratio       Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
<= 50.00%                              7     $2,803,740        1.36    44    697
50.01% - 55.00%                        3      1,554,061        0.75    54    649
55.01% - 60.00%                        5      3,858,737        1.87    57    703
60.01% - 65.00%                        9      6,334,306        3.07    64    705
65.01% - 70.00%                       26     18,261,969        8.85    69    716
70.01% - 75.00%                       44     26,540,688       12.86    74    702
75.01% - 80.00%                      304    132,553,525       64.25    80    706
80.01% - 85.00%                        3      1,424,925        0.69    85    708
85.01% - 90.00%                       18      8,086,552        3.92    90    689
90.01% - 95.00%                       12      4,887,641        2.37    94    698
                                   -----   ------------   ---------   ---   ----
Total:                               431   $206,306,144      100.00    77    705
                                   -----   ------------   ---------   ---   ----
Minimum: 26.60
Maximum: 95.00
Weighted Average: 77.27

                                                            % of
                                   # of     Aggregate     Aggregate
Combined Loan To Value Ratio       Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
<= 50.00%                              4     $1,956,500        0.95    43    675
50.01% - 55.00%                        1        969,011        0.47    54    633
55.01% - 60.00%                        6      4,158,737        2.02    56    706
60.01% - 65.00%                        7      3,953,331        1.92    64    699
65.01% - 70.00%                       13      9,453,219        4.58    69    719
70.01% - 75.00%                       19     12,123,937        5.88    73    695
75.01% - 80.00%                       82     42,538,416       20.62    78    695
80.01% - 85.00%                       13      6,521,015        3.16    76    687
85.01% - 90.00%                      109     52,295,332       25.35    80    707
90.01% - 95.00%                       88     37,286,613       18.07    81    707
95.01% - 100.00%                      89     35,050,034       16.99    80    719
                                   -----   ------------   ---------   ---   ----
Total:                               431   $206,306,144      100.00    77    705
                                   -----   ------------   ---------   ---   ----
Minimum: 34.92
Maximum: 100.00
Weighted Average: 86.53

                                                            % of
                                   # of     Aggregate     Aggregate
Amortization                       Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
Interest Only                        355   $165,669,446       80.30    78    707
Fully Amortizing                      76     40,636,698       19.70    75    696
                                   -----   ------------   ---------   ---   ----
Total:                               431   $206,306,144      100.00    77    705

                                                            % of
                                   # of     Aggregate     Aggregate
Top 5 States                       Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
California                           235   $112,331,487       54.45    77    703
New York                              36     18,741,247        9.08    76    712
Virginia                              23     11,222,506        5.44    81    707
Florida                               14      7,384,480        3.58    75    716
Colorado                              10      5,838,050        2.83    75    722
Other                                113     50,788,374       24.62    78    703
                                   -----   ------------   ---------   ---   ----
Total:                               431   $206,306,144      100.00    77    705

                                                            % of
                                   # of     Aggregate     Aggregate
Prepay Original Term               Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
0                                    334   $155,326,539       75.29    78    708
6                                     20     12,162,341        5.90    73    688
12                                     7      3,373,570        1.64    77    692
24                                    24     14,017,647        6.79    73    697
36                                    36     15,440,998        7.48    77    693
42                                     3      1,557,800        0.76    77    691
60                                     7      4,427,250        2.15    74    715
                                   -----   ------------   ---------   ---   ----
Total:                               431   $206,306,144      100.00    77    705

                                                            % of
                                   # of     Aggregate     Aggregate
Document Type                      Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
Alternate                              6     $2,883,700        1.40    78    717
Full                                  66     30,468,475       14.77    78    706
No Doc                                23     11,987,784        5.81    78    715
No Ratio                              23     11,099,182        5.38    78    685
Reduced                              283    134,941,932       65.41    77    706
Stated Doc                            30     14,925,072        7.23    79    695
                                   -----   ------------   ---------   ---   ----
Total:                               431   $206,306,144      100.00    77    705

                                                            % of
                                   # of     Aggregate     Aggregate
Loan Purpose                       Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
Purchase                             282   $133,156,115       64.54    79    713
Cash Out Refinance                   103     51,624,237       25.02    73    685
Rate/Term Refinance                   46     21,525,792       10.43    75    703
                                   -----   ------------   ---------   ---   ----
Total:                               431   $206,306,144      100.00    77    705

                                                            % of
                                   # of     Aggregate     Aggregate
Owner Occupancy Status             Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
Investor                              73    $34,805,644       16.87    76    711
Primary                              342    162,225,364       78.63    78    702
Secondary                             16      9,275,137        4.50    75    726
                                   -----   ------------   ---------   ---   ----
Total:                               431   $206,306,144      100.00    77    705

                                                            % of
                                   # of     Aggregate     Aggregate
Property Type                      Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
Coop                                   1       $479,500        0.23    70    785
Condominium                           40     18,881,053        9.15    77    701
PUD                                   62     26,251,084       12.72    78    712
Single Family                        284    136,625,566       66.22    77    703
Two- to Four Family                   44     24,068,941       11.67    77    710
                                   -----   ------------   ---------   ---   ----
Total:                               431   $206,306,144      100.00    77    705

                                                            % of
                                   # of     Aggregate     Aggregate
Stated Remaining Term to Maturity  Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
352                                    1       $356,000        0.17    80    733
355                                    3      1,355,305        0.66    75    743
356                                   12      7,192,933        3.49    81    700
357                                   20      9,559,986        4.63    79    697
358                                  108     52,499,938       25.45    77    710
359                                  257    119,426,918       57.89    78    706
360                                   30     15,915,065        7.71    74    682
                                   -----   ------------   ---------   ---   ----
Total:                               431   $206,306,144      100.00    77    705
                                   -----   ------------   ---------   ---   ----
Minimum: 352
Maximum: 360
Weighted Average: 359

                                                            % of
                                   # of     Aggregate     Aggregate
Servicer                           Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
Downey                                 5     $2,214,251        1.07    75    701
EverBank                              19      8,963,151        4.34    75    691
GMAC Mortgage                        205    106,643,168       51.69    77    706
Greenpoint                           158     69,809,784       33.84    79    705
National City Mortgage                44     18,675,790        9.05    77    706
                                   -----   ------------   ---------   ---   ----
Total:                               431   $206,306,144      100.00    77    705

                                                            % of
                                   # of     Aggregate     Aggregate
Originator                         Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
Alliance Bancorp                       1       $475,000        0.23    66    763
Downey Savings                         4      1,634,251        0.79    74    683
EverBank                              19      8,963,151        4.34    75    691
First Saving                           7      4,820,100        2.34    84    705
Greenpoint Mortgage Corporation      263    118,301,271       57.34    79    711
Homestar                               2        863,582        0.42    80    685
Loan Center Of California Inc         17      8,058,774        3.91    78    680
Market Street                          6      2,778,216        1.35    73    735
Nat City Mortgage                     44     18,675,790        9.05    77    706
Ohio Savings Bank                      1        400,465        0.19    80    765
Prism Mortgage/RBC Mortgage            1        396,000        0.19    80    649
UBS Conduit                           66     40,939,545       19.84    73    692
                                   -----   ------------   ---------   ---   ----
Total:                               431   $206,306,144      100.00    77    705

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------

                              [LOGO] UBS Investment
                                         Bank

                        Collateral Stratification Report

                              AGGREGATE COLLATERAL

                                                            % of
                                   # of     Aggregate     Aggregate
Current Balance                    Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
$0.01 - $50,000.00                    35     $1,327,540        0.28    70    709
$50,000.01 - $100,000.00             248     19,872,962        4.19    78    720
$100,000.01 - $150,000.00            401     51,037,101       10.75    79    714
$150,000.01 - $200,000.00            290     50,887,229       10.72    79    709
$200,000.01 - $250,000.00            230     51,629,852       10.88    78    707
$250,000.01 - $300,000.00            219     60,230,205       12.69    78    708
$300,000.01 - $350,000.00            142     46,020,376        9.70    79    712
$350,000.01 - $400,000.00            119     44,581,401        9.39    81    700
$400,000.01 - $450,000.00             54     22,826,899        4.81    78    705
$450,000.01 - $500,000.00             60     28,769,482        6.06    78    707
$500,000.01 - $550,000.00             37     19,470,560        4.10    79    705
$550,000.01 - $600,000.00             28     16,296,413        3.43    78    713
$600,000.01 - $650,000.00             32     20,081,333        4.23    79    702
$650,000.01 - $700,000.00              5      3,408,500        0.72    74    692
$700,000.01 - $750,000.00             14     10,207,217        2.15    76    682
$750,000.01 - $800,000.00              5      3,968,000        0.84    72    714
$850,000.01 - $900,000.00              4      3,513,000        0.74    67    686
$900,000.01 - $950,000.00              2      1,860,477        0.39    77    707
$950,000.01 - $1,000,000.00            4      3,957,511        0.83    64    689
$1,100,000.01 - $1,150,000.00          1      1,116,500        0.24    70    706
$1,150,000.01 - $1,200,000.00          3      3,542,500        0.75    75    723
$1,250,000.01 - $1,300,000.00          2      2,555,464        0.54    63    768
$1,300,000.01 - $1,350,000.00          1      1,302,000        0.27    70    717
$1,350,000.01 - $1,400,000.00          1      1,387,500        0.29    69    764
$1,450,000.01 - $1,500,000.00          2      2,991,750        0.63    72    721
$1,700,000.01 - $1,750,000.00          1      1,737,794        0.37    64    744
                                   -----   ------------   ---------   ---   ----
Total:                             1,940   $474,579,567      100.00    78    708
                                   -----   ------------   ---------   ---   ----
Minimum: $11,900.00
Maximum: $1,737,793.75
Average: $244,628.64

                                                            % of
                                   # of     Aggregate     Aggregate
Current Gross Rate                 Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
3.001% - 3.250%                        1       $475,000        0.10    66    763
3.751% - 4.000%                       16      4,026,766        0.85    71    732
4.001% - 4.250%                       50     13,876,982        2.92    78    713
4.251% - 4.500%                      159     37,579,484        7.92    78    718
4.501% - 4.750%                      164     36,418,973        7.67    78    712
4.751% - 5.000%                      189     45,573,398        9.60    78    721
5.001% - 5.250%                       53     12,795,052        2.70    76    695
5.251% - 5.500%                      265     67,974,920       14.32    77    701
5.501% - 5.750%                      204     50,821,810       10.71    77    706
5.751% - 6.000%                      303     74,913,767       15.79    78    708
6.001% - 6.250%                      232     56,171,737       11.84    79    709
6.251% - 6.500%                      178     43,326,371        9.13    80    700
6.501% - 6.750%                       67     17,239,981        3.63    80    707
6.751% - 7.000%                       35      8,056,196        1.70    81    709
7.001% - 7.250%                       16      3,158,100        0.67    86    685
7.251% - 7.500%                        5        823,514        0.17    83    687
7.501% - 7.750%                        1        377,926        0.08    85    697
7.751% - 8.000%                        1        650,000        0.14    68    679
8.251% - 8.500%                        1        319,591        0.07    80    625
                                   -----   ------------   ---------   ---   ----
Total:                             1,940   $474,579,567      100.00    78    708
                                   -----   ------------   ---------   ---   ----
Minimum: 3.250%
Maximum: 8.375%
Weighted Average: 5.576%

                                                            % of
                                   # of     Aggregate     Aggregate
Net Rate                           Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
2.751% - 3.000%                        2     $1,081,003        0.23    79    701
3.251% - 3.500%                        6      1,045,553        0.22    53    752
3.501% - 3.750%                       43     13,653,097        2.88    81    713
3.751% - 4.000%                       92     20,772,039        4.38    77    712
4.001% - 4.250%                      167     40,941,500        8.63    78    717
4.251% - 4.500%                      170     36,445,417        7.68    78    715
4.501% - 4.750%                      124     31,258,410        6.59    77    720
4.751% - 5.000%                       73     16,067,480        3.39    76    697
5.001% - 5.250%                      256     65,698,423       13.84    77    701
5.251% - 5.500%                      192     49,846,463       10.50    77    705
5.501% - 5.750%                      308     75,502,592       15.91    78    709
5.751% - 6.000%                      232     53,988,770       11.38    79    708
6.001% - 6.250%                      156     39,229,040        8.27    79    702
6.251% - 6.500%                       68     18,831,737        3.97    79    709
6.501% - 6.750%                       30      5,519,545        1.16    84    697
6.751% - 7.000%                       15      2,752,770        0.58    87    687
7.001% - 7.250%                        4        976,138        0.21    81    696
7.501% - 7.750%                        1        650,000        0.14    68    679
7.751% - 8.000%                        1        319,591        0.07    80    625
                                   -----   ------------   ---------   ---   ----
Total:                             1,940   $474,579,567      100.00    78    708
                                   -----   ------------   ---------   ---   ----
Minimum: 2.875%
Maximum: 8.000%
Weighted Average: 5.251%

                                                            % of
                                   # of     Aggregate     Aggregate
Index                              Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
CMT_1YR                                1       $400,465        0.08    80    765
LIBOR_1MO                            139     37,516,436        7.91    79    722
LIBOR_1YR                            255     63,753,172       13.43    78    711
LIBOR_6MO                          1,545    372,909,495       78.58    78    706
                                   -----   ------------   ---------   ---   ----
Total:                             1,940   $474,579,567      100.00    78    708

                                                            % of
                                   # of     Aggregate     Aggregate
Months to Roll                     Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
1                                    146    $39,572,688        8.34    78    722
2                                     15      5,782,246        1.22    82    690
3                                     53     12,407,090        2.61    80    704
4                                    230     58,283,061       12.28    77    715
5                                    125     37,504,482        7.90    76    709
6                                     18      6,994,280        1.47    76    682
14                                     1        122,605        0.03    83    674
15                                     1        155,843        0.03    90    622
16                                     1        285,315        0.06    80    671
17                                     7      1,207,497        0.25    84    700
18                                     5      1,009,181        0.21    68    689
19                                    45      9,211,169        1.94    77    682
20                                   104     19,174,955        4.04    77    705
21                                     1         86,232        0.02    90    706
22                                     4        738,652        0.16    79    668
23                                    14      5,106,880        1.08    75    718
24                                    15      4,358,600        0.92    80    677
30                                     1        209,950        0.04    80    718
31                                    16      3,044,507        0.64    75    692
32                                    71     11,167,190        2.35    78    696
33                                    12      3,947,282        0.83    77    695
34                                    47     11,527,934        2.43    77    686
35                                   577    145,612,365       30.68    79    710
36                                    38     11,479,550        2.42    74    696
55                                     3        645,237        0.14    79    710
56                                     4      1,400,985        0.30    83    694
57                                    11      2,859,539        0.60    77    669
58                                    66     13,619,584        2.87    78    708
59                                   254     51,934,156       10.94    80    710
60                                    15      4,151,594        0.87    79    717
80                                     2      1,960,727        0.41    74    754
81                                     1        166,349        0.04    90    812
82                                     4        923,954        0.19    79    714
83                                    24      5,105,483        1.08    79    717
118                                    2        763,704        0.16    77    767
119                                    6      1,932,300        0.41    77    749
120                                    1        126,400        0.03    80    758
                                   -----   ------------   ---------   ---   ----
Total:                             1,940   $474,579,567      100.00    78    708
                                   -----   ------------   ---------   ---   ----
Average AS OF: 2004-11-01
Minimum: 1
Maximum: 120
Weighted Average: 28

                                                            % of
                                   # of     Aggregate     Aggregate
Gross Margin                       Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
<= 2.000%                              7     $2,975,060        0.63    75    745
2.001% - 2.250%                      311     76,608,956       16.14    79    706
2.251% - 2.500%                      172     39,475,283        8.32    78    715
2.501% - 2.750%                      971    221,413,591       46.65    78    710
2.751% - 3.000%                      277     64,406,062       13.57    78    715
3.001% - 3.250%                       71     20,017,977        4.22    78    692
3.251% - 3.500%                       61     19,993,318        4.21    77    694
3.501% - 3.750%                       21      5,552,539        1.17    79    683
3.751% - 4.000%                       16      8,215,063        1.73    74    694
4.001% - 4.250%                       17      8,292,145        1.75    78    690
4.251% - 4.500%                        5      2,453,868        0.52    84    671
4.501% - 4.750%                        7      4,378,250        0.92    73    706
4.751% - 5.000%                        4        797,454        0.17    84    723
                                   -----   ------------   ---------   ---   ----
Total:                             1,940   $474,579,567      100.00    78    708
                                   -----   ------------   ---------   ---   ----
Minimum: 1.000%
Maximum: 5.000%
Weighted Average: 2.798%

                                                            % of
                                   # of     Aggregate     Aggregate
First Rate Cap                     Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
N/A                                    1     $1,298,737        0.27    57    765
N/A                                    1        969,011        0.20    54    633
0.000%                               450    107,575,678       22.67    79    721
1.000%                                20      5,688,861        1.20    76    704
2.000%                               169     42,389,521        8.93    79    708
3.000%                               304     62,936,721       13.26    77    693
5.000%                               860    201,937,167       42.55    79    710
5.750%                                 3      2,615,500        0.55    74    713
5.975%                                 1        606,003        0.13    90    652
6.000%                               129     47,617,369       10.03    75    694
6.875%                                 1        720,000        0.15    80    722
12.000%                                1        225,000        0.05    90    662
                                   -----   ------------   ---------   ---   ----
Total:                             1,940   $474,579,567      100.00    78    708
                                   -----   ------------   ---------   ---   ----
Minimum: 1.000%
Maximum: 12.000%
Weighted Average: 4.344%

                                                            % of
                                   # of     Aggregate     Aggregate
Periodic Rate Cap                  Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
0.000%                               442   $104,454,563       22.01    79    722
1.000%                             1,102    252,671,340       53.24    78    705
2.000%                               271     67,167,150       14.15    78    712
3.000%                                 1        319,591        0.07    80    625
5.000%                                 1        396,000        0.08    80    649
5.750%                                 1        708,000        0.15    80    657
6.000%                               122     48,862,922       10.30    76    693
                                   -----   ------------   ---------   ---   ----
Total:                             1,940   $474,579,567      100.00    78    708
                                   -----   ------------   ---------   ---   ----
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 1.857%

                                                            % of
                                   # of     Aggregate     Aggregate
Maximum Rate                       Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
9.001% - 9.250%                        1       $475,000        0.10    66    763
9.251% - 9.500%                        1        285,315        0.06    80    671
9.751% - 10.000%                       3        418,158        0.09    73    719
10.001% - 10.250%                      6      1,466,098        0.31    80    715
10.251% - 10.500%                     19      3,755,086        0.79    75    703
10.501% - 10.750%                     34      6,837,201        1.44    77    700
10.751% - 11.000%                    145     31,606,173        6.66    79    710
11.001% - 11.250%                    130     25,606,732        5.40    78    712
11.251% - 11.500%                    323     76,104,349       16.04    78    705
11.501% - 11.750%                    222     50,378,295       10.62    78    711
11.751% - 12.000%                    708    181,891,816       38.33    78    715
12.001% - 12.250%                    134     31,580,206        6.65    79    708
12.251% - 12.500%                    103     25,566,000        5.39    80    690
12.501% - 12.750%                     30      9,043,407        1.91    82    694
12.751% - 13.000%                      6      2,944,742        0.62    81    728
13.001% - 13.250%                      8      1,574,865        0.33    87    674
13.251% - 13.500%                      2        389,591        0.08    80    645
13.751% - 14.000%                      1        650,000        0.14    68    679
15.751% - 16.000%                      5        989,654        0.21    51    737
16.001% - 16.250%                      2        966,000        0.20    78    660
16.251% - 16.500%                      5      2,117,063        0.45    70    694
16.501% - 16.750%                      3      1,183,181        0.25    70    672
16.751% - 17.000%                      9      3,138,251        0.66    78    700
17.001% - 17.250%                      7      2,216,369        0.47    77    680
17.251% - 17.500%                      9      3,054,750        0.64    79    678
17.501% - 17.750%                     11      4,198,119        0.88    72    678
17.751% - 18.000%                      4      1,680,470        0.35    79    663
18.001% - 18.250%                      9      4,462,676        0.94    79    676
                                   -----   ------------   ---------   ---   ----
Total:                             1,940   $474,579,567      100.00    78    708
                                   -----   ------------   ---------   ---   ----
Minimum: 9.250%
Maximum: 18.250%
Weighted Average: 12.045%

                                                            % of
                                   # of     Aggregate     Aggregate
FICO Scores                        Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
Not Available 0                        2       $579,535        0.12    77      0
601 - 620                              1        178,000        0.04    90    619
621 - 640                             68     17,631,155        3.72    77    632
641 - 660                            162     44,512,224        9.38    78    651
661 - 680                            268     64,676,804       13.63    77    671
681 - 700                            358     87,638,402       18.47    79    690
701 - 720                            312     76,371,216       16.09    80    711
721 - 740                            264     66,710,742       14.06    78    730
741 - 760                            206     50,501,516       10.64    77    749
761 - 780                            176     40,260,590        8.48    77    769
781 - 800                             97     20,746,102        4.37    77    788
801 - 820                             25      4,545,282        0.96    79    806
821 - 840                              1        228,000        0.05    80    824
                                   -----   ------------   ---------   ---   ----
Total:                             1,940   $474,579,567      100.00    78    708
                                   -----   ------------   ---------   ---   ----
Minimum (not less than 400): 619
Maximum: 824
Weighted Average: 709

                                                            % of
                                   # of     Aggregate     Aggregate
Original Loan To Value Ratio       Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
<= 50.00%                             35     $7,259,400        1.53    42    710
50.01% - 55.00%                       17      3,470,999        0.73    53    693
55.01% - 60.00%                       17      5,853,185        1.23    58    708
60.01% - 65.00%                       42     12,886,694        2.72    64    705
65.01% - 70.00%                      118     34,465,844        7.26    69    706
70.01% - 75.00%                      137     43,878,074        9.25    74    702
75.01% - 80.00%                    1,334    314,068,261       66.18    80    711
80.01% - 85.00%                       37      8,304,601        1.75    85    701
85.01% - 90.00%                      149     31,432,518        6.62    90    693
90.01% - 95.00%                       52     12,608,891        2.66    95    707
95.01% - 100.00%                       2        351,100        0.07    98    698
                                   -----   ------------   ---------   ---   ----
Total:                             1,940   $474,579,567      100.00    78    708
                                   -----   ------------   ---------   ---   ----
Minimum: 17.86
Maximum: 100.00
Weighted Average: 78.09

                                                            % of
                                   # of     Aggregate     Aggregate
Combined Loan To Value Ratio       Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
<= 50.00%                             28     $6,214,715        1.31    41    704
50.01% - 55.00%                       14      2,862,949        0.60    53    696
55.01% - 60.00%                       15      5,863,824        1.24    57    710
60.01% - 65.00%                       34      9,760,319        2.06    64    701
65.01% - 70.00%                       66     18,973,427        4.00    69    701
70.01% - 75.00%                       94     26,719,194        5.63    73    699
75.01% - 80.00%                      476    117,784,599       24.82    79    704
80.01% - 85.00%                       64     17,110,114        3.61    80    693
85.01% - 90.00%                      502    123,230,855       25.97    81    708
90.01% - 95.00%                      361     78,403,435       16.52    82    714
95.01% - 100.00%                     286     67,656,136       14.26    80    720
                                   -----   ------------   ---------   ---   ----
Total:                             1,940   $474,579,567      100.00    78    708
                                   -----   ------------   ---------   ---   ----
Minimum: 17.86
Maximum: 100.00
Weighted Average: 85.80

                                                            % of
                                   # of     Aggregate     Aggregate
Amortization                       Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
Interest Only                      1,400   $350,549,026       73.87    78    712
Fully Amortizing                     540    124,030,541       26.13    77    698
                                   -----   ------------   ---------   ---   ----
Total:                             1,940   $474,579,567      100.00    78    708

                                                            % of
                                   # of     Aggregate     Aggregate
Top 5 States                       Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
California                           495   $177,931,010       37.49    77    706
New York                              84     30,465,464        6.42    78    708
Florida                              134     26,163,987        5.51    79    713
Virginia                              83     22,750,657        4.79    80    707
Arizona                              126     21,103,819        4.45    80    709
Other                              1,018    196,164,630       41.33    79    710
                                   -----   ------------   ---------   ---   ----
Total:                             1,940   $474,579,567      100.00    78    708

                                                            % of
                                   # of     Aggregate     Aggregate
Prepay Original Term               Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
0                                  1,357   $341,625,075       71.98    78    711
6                                     29     14,923,355        3.14    73    695
12                                    15      4,988,771        1.05    79    695
24                                   162     39,976,693        8.42    76    696
30                                     3        502,800        0.11    75    712
36                                   321     60,304,200       12.71    78    703
42                                     4      1,693,000        0.36    78    698
60                                    49     10,565,673        2.23    79    716
                                   -----   ------------   ---------   ---   ----
Total:                             1,940   $474,579,567      100.00    78    708

                                                            % of
                                   # of     Aggregate     Aggregate
Document Type                      Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
Alternate                             27     $6,631,113        1.40    81    725
Full                                 471     92,963,760       19.59    79    713
No Doc                               155     35,432,403        7.47    77    713
No Ratio                             106     26,662,830        5.62    79    683
Reduced                              996    267,570,344       56.38    78    710
Stated Doc                           184     45,179,723        9.52    79    698
Streamline                             1        139,394        0.03    62    729
                                   -----   ------------   ---------   ---   ----
Total:                             1,940   $474,579,567      100.00    78    708

                                                            % of
                                   # of     Aggregate     Aggregate
Loan Purpose                       Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
Construction to Perm                   4       $596,981        0.13    91    714
Purchase                           1,256    303,892,138       64.03    80    717
Cash Out Refinance                   413    113,256,183       23.86    74    689
Rate/Term Refinance                  267     56,834,265       11.98    76    700
                                   -----   ------------   ---------   ---   ----
Total:                             1,940   $474,579,567      100.00    78    708

                                                            % of
                                   # of     Aggregate     Aggregate
Owner Occupancy Status             Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
Investor                             808   $156,307,857       32.94    78    719
Primary                            1,061    299,799,433       63.17    78    703
Secondary                             71     18,472,277        3.89    78    712
                                   -----   ------------   ---------   ---   ----
Total:                             1,940   $474,579,567      100.00    78    708

                                                            % of
                                   # of     Aggregate     Aggregate
Property Type                      Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
Coop                                   5     $1,493,114        0.31    76    729
Condominium                          236     50,587,870       10.66    79    708
PUD                                  279     61,397,173       12.94    80    714
Single Family                      1,195    291,232,571       61.37    78    706
Two- to Four Family                  225     69,868,839       14.72    78    713
                                   -----   ------------   ---------   ---   ----
Total:                             1,940   $474,579,567      100.00    78    708

                                                            % of
                                   # of     Aggregate     Aggregate
Stated Remaining Term to Maturity  Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
179                                    1       $176,900        0.04    90    665
332                                    1        312,346        0.07    87    704
334                                    1        158,763        0.03    95    724
335                                    1        147,000        0.03    75    709
349                                    1        293,200        0.06    90    658
350                                    1        122,605        0.03    83    674
351                                    1        155,843        0.03    90    622
352                                    2        641,315        0.14    80    705
353                                    7      1,207,497        0.25    84    700
354                                    6      1,219,131        0.26    70    694
355                                   70     14,663,966        3.09    76    690
356                                  195     39,173,756        8.25    78    702
357                                   95     23,206,826        4.89    79    701
358                                  439    108,818,846       22.93    78    713
359                                1,032    257,171,150       54.19    78    710
360                                   87     27,110,424        5.71    76    693
                                   -----   ------------   ---------   ---   ----
Total:                             1,940   $474,579,567      100.00    78    708
                                   -----   ------------   ---------   ---   ----
Minimum: 179
Maximum: 360
Weighted Average: 358

                                                            % of
                                   # of     Aggregate     Aggregate
Servicer                           Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
Downey                                25     $6,883,347        1.45    71    681
EverBank                              25     10,455,111        2.20    76    694
GMAC Mortgage                        766    206,966,408       43.61    78    709
Greenpoint                           666    157,663,995       33.22    79    710
National City Mortgage               223     50,375,204       10.61    79    715
Wells Fargo                          235     42,235,502        8.90    77    695
                                   -----   ------------   ---------   ---   ----
Total:                             1,940   $474,579,567      100.00    78    708

                                                            % of
                                   # of     Aggregate     Aggregate
Originator                         Loans     Balance       Balance    LTV   Fico
---------------------------------  -----   ------------   ---------   ---   ----
Alliance Bancorp                       6     $1,685,498        0.36    71    717
American Home Mortgage                 1        122,605        0.03    83    674
Downey Savings                        24      6,303,347        1.33    70    674
EverBank                              25     10,455,111        2.20    76    694
First Saving                          16      6,663,020        1.40    81    700
Flagstrat                              3        764,309        0.16    90    691
Greenpoint Mortgage Corporation    1,105    261,177,458       55.03    79    715
Homestar                               3        977,582        0.21    79    688
Loan Center Of California Inc         24      9,463,250        1.99    79    682
Market Street                         66     12,589,408        2.65    82    710
Mortgage IT                            1        311,250        0.07    75    701
Mortgage Store                         3        674,849        0.14    85    732
Nat City Mortgage                    223     50,375,204       10.61    79    715
Ohio Savings Bank                      1        400,465        0.08    80    765
Prism Mortgage/RBC Mortgage            1        396,000        0.08    80    649
Provident Bank                         1        285,315        0.06    80    671
UBS Conduit                          202     69,699,394       14.69    75    696
Wells Fargo Home Mortgage, Inc.      235     42,235,502        8.90    77    695
                                   -----   ------------   ---------   ---   ----
Total:                             1,940   $474,579,567      100.00    78    708

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The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
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